UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2020
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On Friday, May 1, 2020, Aflac Incorporated (the “Company”) filed a registration statement on Form S-3 (the “Registration Statement”) that registered the sale of its common stock from time to time by J&A Alliance Holdings Corporation. The filing was made strictly pursuant to a contractual requirement contained in the Shareholders Agreement dated February 28, 2019 by and among Aflac Incorporated, Japan Post Holdings Co., Ltd. (“Japan Post Holdings”), J&A Alliance Holdings Corporation, in its capacity as trustee of J&A Alliance Trust (the “Trust”), and General Incorporated Association J&A Alliance (the “Shareholders Agreement”). Notwithstanding the contractual commitment and filing of the Form S-3, the Trust continues to be subject to a lockup period for a period of four years under the Shareholders Agreement.
The Shareholders Agreement, including the Company’s commitment to file the Registration Statement, were first reported by the Company in its Current Report on Form 8-K filed on December 19, 2018. As reported there, the Trust is subject to transfer restrictions on the sale of the Company’s common stock for a period ending four years from the date the Trust first acquires 7% of the outstanding shares of the Company’s common stock. According to a press release by Japan Post Holdings on February 14, 2020, the Trust had completed the planned beneficial acquisition of approximately 7% of the Company’s common stock as of February 13, 2020.
The foregoing description of the Shareholders Agreement is subject to and qualified in its entirety by reference to the full text of the Shareholders Agreement, a copy of which is attached as Exhibit 10.50 to the Company’s Quarterly Report on Form 10-Q filed April 26, 2019, and the terms of which exhibit are incorporated herein by reference.

Forward-looking Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” to encourage companies to provide prospective information, so long as those informational statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those included in the forward-looking statements. The company desires to take advantage of these provisions. This document contains cautionary statements identifying important factors that could cause actual results to differ materially from those projected herein, and in any other statements made by company officials in communications with the financial community and contained in documents filed with the Securities and Exchange Commission (SEC). Forward-looking statements are not based on historical information and relate to future operations, strategies, financial results or other developments. Furthermore, forward-looking information is subject to numerous assumptions, risks and uncertainties. In particular, statements containing words such as “expect,” “anticipate,” “believe,” “goal,” “objective,” “may,” “should,” “estimate,” “intends,” “projects,” “will,” “assumes,” “potential,” “target,” "outlook" or similar words as well as specific projections of future results, generally qualify as forward-looking. Aflac undertakes no obligation to update such forward-looking statements.

The company cautions readers that the following factors, in addition to other factors mentioned from time to time, could cause actual results to differ materially from those contemplated by the forward-looking statements:

•	the effects of COVID-19, and any resulting economic effects and government interventions, on the Company's business and financial results

•	ability to attract and retain qualified sales associates, brokers, employees, and distribution partners

•	events related to the ongoing Japan Post investigation and other matters

•	competitive environment and ability to anticipate and respond to market trends

•	deviations in actual experience from pricing and reserving assumptions

•	ability to continue to develop and implement improvements in information technology systems

•	defaults and credit downgrades of investments

•	exposure to significant interest rate risk

•	concentration of business in Japan

•	limited availability of acceptable yen-denominated investments

•	failure to comply with restrictions on policyholder privacy and information security

•	interruption in telecommunication, information technology and other operational systems, or a failure to maintain the security, confidentiality or privacy of sensitive data residing on such systems

•
catastrophic events including, but not necessarily limited to, epidemics, pandemics (such as the coronavirus COVID-19), tornadoes, hurricanes, earthquakes, tsunamis, war or other military action, terrorism or other acts of violence, and damage incidental to such events

•	difficult conditions in global capital markets and the economy

•	ability to protect the Aflac brand and the Company's reputation

•	extensive regulation and changes in law or regulation by governmental authorities

•	foreign currency fluctuations in the yen/dollar exchange rate

•	tax rates applicable to the Company may change

•	decline in creditworthiness of other financial institutions

•	significant valuation judgments in determination of amount of impairments taken on the Company's investments

•	U.S. tax audit risk related to conversion of the Japan branch to a subsidiary

•	subsidiaries' ability to pay dividends to the Parent Company

•	decreases in the Company's financial strength or debt ratings

•	inherent limitations to risk management policies and procedures

•	concentration of the Company's investments in any particular single-issuer or sector

•	differing judgments applied to investment valuations

•	ability to effectively manage key executive succession

•	changes in accounting standards

•	level and outcome of litigation

•	allegations or determinations of worker misclassification in the United States

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 4, 2020	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

4